                                                                    EXHIBIT 10.3

                                AMENDMENT NO. 2
                            TO THE CREDIT AGREEMENT

     This AMENDMENT AGREEMENT (the "Amendment Agreement"), dated as of August 3, 1998 is made by and among ACSYS, INC. (formerly known as ICCE, INC.) a Georgia corporation having its principal place of business in Atlanta, Georgia (the "Borrower"), NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as Lender, and NATIONSBANK, NATIONAL ASSOCIATION, in its capacity as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below).

                                  WITNESSETH:
                                  -----------

     WHEREAS, the Borrower, the Agent and the Lenders have heretofore entered into that certain Credit Agreement dated as of May 16, 1997 as amended by Amendment No. I to the Credit Agreement dated June 29, 1998 (as further amended, modified or restated from time to time, the "Credit Agreement") pursuant to which the Lenders agreed to make a revolving credit facility to the Borrower; and

     WHEREAS, (i) the Agent and certain Subsidiaries (the "Original Guarantors") have heretofore entered into a certain Guaranty Agreement dated as of May 16, 1997 (the "Original Guaranty Agreement") and (ii) the Agent and certain other Subsidiaries (the "Subsequent Guarantors") (the Original Guarantors and the Subsequent Guarantors being referred to hereinafter collectively as the "Guarantors") have entered into subsequent Guaranty Agreements as required by
Section 7.19 of the Credit Agreement (the "Subsequent Guaranty Agreements") (the Original Guaranty Agreement and the Subsequent Guaranty Agreements being referred to hereinafter collectively as the "Guaranty Agreement"), pursuant to which the Guarantors have guaranteed the Borrower's Obligations under the Credit Agreement; and

     WHEREAS, (i) the Agent, the Borrower and the Original Guarantors have entered into a certain Security Agreement dated as of May 16, 1997 (the "Original Security Agreement") and (ii) the Agent and the Subsequent Guarantors have entered into subsequent Security Agreements as required by Section 7.19 of the Credit Agreement, pursuant to which the Borrower and the Guarantors have granted to the Agent for the benefit of the Secured Parties (as defined in the Security Agreement) a security interest in certain of their personal property and assets as collateral security for payment and performance of the Borrower's Obligations under the Credit Agreement and the Guarantor's Obligations (as defined in the Guaranty Agreement) under the Guaranty Agreement; and

     WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement in the manner provided herein; and

     WHEREAS, upon the terms and conditions contained herein, the Agent and the Lenders are willing to amend the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and conditions herein set forth, it is hereby agreed as follows:

     1 . CREDIT AGREEMENT AMENDMENT.  Subject to the conditions hereof, the
         ---------------------------
Credit Agreement is hereby amended, effective as of the date the conditions set forth in Section 3 of this Amendment Agreement are satisfied, as follows:

     (a) The following definitions are amended in their entirety so that as amended they read as follows:

     "'Total Revolving Credit Commitment' means (a) through January 1, 1999 a principal amount equal to $40,000,000 and (b) at all times thereafter a principal amount equal to $25,000,000, in each case as reduced from time to time in accordance with Section 2.07."

     2.  WAIVER. (a) At the request of the Borrower, the Agent and the Lenders
         --------
hereby waive the requirement of Section 7.19 with respect to KPD Systems, Inc. until August 14, 1998.

     (b) The Borrower, the Agent and the Lenders hereby agree that the promissory note in the principal amount of $1,015,000 in favor of Patricia Newton (the "Newton Note") is a seller note. The Agent and the Lenders hereby waive until August 31, 1998 the requirement that the Newton Note be expressly subordinated to the Borrower's Obligations on terms and conditions acceptable to the Agent in its sole discretion; provide that if the Newton Note is not repaid or subordinated on terms and conditions acceptable to the Agent in its sole discretion by August 31, 1998, the Borrower shall be in Default.

     The Borrower hereby acknowledges that the waivers contained herein are granted by the Agent and the Lenders only for the limited purpose set forth herein and each term and provision of the Credit Agreement and the other Loan Documents continue in full force and effect except as specifically waived or amended hereby. The waivers are granted only for the specific instances specified herein and in no manner create a course of dealing or otherwise impair the future ability of the Agent or the Lenders to declare a Default or Event of Default under or otherwise enforce the terms of the Credit Agreement or any other Loan Document with respect to any action or inaction of the Borrower or any Guarantor not specifically waived or amended hereby.

     3. REPRESENTATIONS AND WARRANTIES.  In order to induce the Agent and the
        -------------------------------
Lenders to enter into this Amendment Agreement, the Borrower hereby represents and warrants that the Credit Agreement has been re-examined by the Borrower and that except as disclosed by the Borrower in writing to the Lenders as of the date hereof:

     (a) The representations and warranties made by the Borrower in Article VI thereof are true on and as of the date hereof (except for those representations and warranties which expressly relate to an earlier date) except that the financial statements referred to in

Section 6.01(f) shall be those most recently furnished to each Lender pursuant to Section 7.01;
   ------------

     (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the Closing Date, other than changes in the ordinary course of business, and no event has occurred which could reasonably be likely to have a Material Adverse Effect; and

     (c) No condition exists which would constitute a Default or an Event of Default on the part of the Borrower under the Credit Agreement or the Notes, either immediately or WITH THE LAPSE OF TIME OR the giving of notice, or both.

     4.  CONDITIONS PRECEDENT. The effectiveness of this Amendment Agreement is
         ---------------------
subject to the receipt by the Agent of the following:

       (a) five counterparts of this Amendment Agreement duly executed by all signatories hereto; and

       (b) a promissory note duly executed by the Borrower in favor of each Lender;

       (c) copies of all additional agreements, instruments and documents which the Agent may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities; and

       (d) receipt of payment by the Agent for all its fees, costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment Agreement, including without limitation the reasonable fees and disbursements of counsel to the Agent.

All proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Lenders, the Agent and their counsel.

     5. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire
        -----------------
understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

     6.  CONSENT OF GUARANTORS. The Guarantors have joined in the execution of
         ----------------------
this Amendment Agreement for the purposes of consenting hereto and for the further purpose of confirming their guaranty of the Obligations of the Borrower as provided in the Guaranty Agreement. Without limiting the generality of the foregoing, each Guarantor acknowledges the increase in the amount of the Obligations as a result of the terms of this Amendment Agreement.

     7. FULL FORCE AND EFFECT OF AGREEMENT.  Except as hereby specifically
        -----------------------------------
amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     8. COUNTERPARTS. This Amendment Agreement may be executed in any number of
        -------------
counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     9. GOVERNING LAW. Section 11.10 of the Credit Agreement shall apply to this Amendment Agreement.

     10. ENFORCEABILITY. Should any one or more of the provisions of this
         ---------------
Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     11. CREDIT AGREEMENT.  All references in any of the Loan Documents to the
         -----------------
Credit Agreement shall mean and include the Credit Agreement as amended hereby.

     12. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon
         -----------------------
and inure to the benefit of each of the Borrower, the Lenders, the Agent and their respective successors, assigns and legal representatives; provided,
                                                                ---------
however, that the Borrower, without the prior written consent of the Lenders,
--------
may not assign any rights, powers, duties or obligations hereunder.

                        [SIGNATURES ON FOLLOWING PAGES]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                ACSYS, INC.

WITNESS:

/s/ Aldo L. LaFiandra           By: /s/ Timothy Mann, Jr.
-----------------------         ------------------------
/s/ illegible                   Name:  Timothy Mann, Jr.
-----------------------         Title: President
                                       -----------------

                                     GUARANTORS:
                                     ----------

                                     DAVID C. COOPER AND ASSOCIATES, INC.

WITNESS:

/s/ Aldo L. LaFiandra                By:  /s/ Timothy Mann, Jr.
--------------------------               ----------------------------------
                                     Name:   Timothy Mann, Jr.
/s/ illegible                        Title:  President
--------------------------


                                     ACSYS FINANCIAL STAFFING, INC.
WITNESS:

/s/ Aldo L. LaFiandra                By:  /s/ Timothy Mann, Jr.
--------------------------               -----------------------------------
                                     Name:   Timothy Mann, Jr.
/s/ illegible                        Title:  President
--------------------------


                                     EKT, INC.
WITNESS:

/s/ Aldo L. LaFiandra                By:  /s/ Timothy Mann, Jr.
--------------------------               -----------------------------------
                                     Name:   Timothy Mann, Jr.
/s/ illegible                        Title:  President
--------------------------


                                     INFINITY ENTERPRISES, INC.
WITNESS:

/s/ Aldo L. LaFiandra                By:  /s/ Timothy Mann, Jr.
--------------------------               -----------------------------------
                                     Name:   Timothy Mann, Jr.
/s/ illegible                        Title:  President
--------------------------


                                     CAMA OF TAMPA, INC.
WITNESS:

/s/ Aldo L. LaFiandra                By:  /s/ Timothy Mann, Jr.
--------------------------               -----------------------------------
                                     Name:   Timothy Mann, Jr.
/s/ illegible                        Title:  President
--------------------------

                                ACSYS RESOURCES, INC.
WITNESS:

/s/ Aldo L. LaFiandra           By: /s/ Timothy Mann, Jr.
-----------------------         ------------------------
/s/ illegible                   Name:  Timothy Mann, Jr.
-----------------------         Title: President
                                       -----------------

                                C.P.A. STAFFING, INC.

WITNESS

/s/ Aldo L. LaFiandra           By: /s/ Timothy Mann, Jr.
-----------------------         ------------------------
/s/ illegible                   Name:  Timothy Mann, Jr.
-----------------------         Title: President
                                       -----------------



                                RYLAN FORBES CONSULTING GROUP, INC.
WITNESS

/s/ Aldo L. LaFiandra           By: /s/ Timothy Mann, Jr.
-----------------------         ------------------------
/s/ illegible                   Name:  Timothy Mann, Jr.
-----------------------         Title: President
                                       -----------------



                                ICON SEARCH & CONSULTING, INC.
WITNESS

/s/ Aldo L. LaFiandra           By: /s/ Timothy Mann, Jr.
-----------------------         ------------------------
/s/ illegible                   Name:  Timothy Mann, Jr.
-----------------------         Title: President
                                       -----------------



                                DRAMONDI, INC.
WITNESS

/s/ Aldo L. LaFiandra           By: /s/ Timothy Mann, Jr.
-----------------------         ------------------------
/s/ illegible                   Name:  Timothy Mann, Jr.
-----------------------         Title: President
                                       -----------------

                                Al INVESTMENTS, INC. WITNESS:

WITNESS

/s/ Denise L. McDonough         By: /s/ Domenic L. Vacca
-----------------------         ------------------------
Denise L. McDonough             Name:  Domenic L. Vacca
-----------------------         Title: President
                                       -----------------

                                NATIONSBANK, NATIONAL ASSOCIATION,
                                as Agent and Lender

WITNESS

/s/ Cheryl Bailey               By: /s/ Peter N. Knickerbocker
-----------------------         ------------------------------
/s/ illegible                   Name:  Peter N. Knickerbocker
-----------------------         Title: Senior Vice President
                                       -----------------------